REDD Project Development Agreement

Carbon Strategic Pte Ltd

The Provincial Government of [insert]

BAKER & MC.KENZIE Solicitors Level 27, AMP Centre Email: ilona.millar@bakernet.com Email: ilona.millar@bakernet.com Tel: (02) 9225-0200 Ref:

Contents

Clause

Number

Heading

Page

1

Term

4

2

Exclusive Cooperation

4

3

Interests of Parties

4

4

Adherence to REDD Regulation

5

5

Conditions Precedent

5

6

Government Obligations

6

7

Policies Plans

7

8

Establishment of Forestry Management Unit (FMU)

7

9

Establishment & Duties of Forestry Services Team (FST)

8

10

Carbon Strategic Obligations

9

11

Services Standards

10

12

Power of Attorney

10

13

Monetisation of the REDD Project

10

14

Risk Management Buffer

11

15

Revenue Sharing

12

16

Fees and Costs

12

17

Joint Bank Account

13

18

Compensation Payments

14

19

Agreements, Representations and Warranties

14

20

Fiduciary Obligations

15

21

Meetings and Directions

15

22

Records and Inspection

16

23

Information

16

24

Audit

16

25

Indemnity

17

26

Confidentiality and Security of Information

17

27

Intellectual Property

19

i

28

Breach and Termination

19

29

Force Majeure

20

30

Market Change and Change in Law

21

31

Notices

21

32

General

22

Schedule 1

25

Definitions and Interpretation

25

Schedule 2

30

Project Description and Project Area

30

Schedule 3

Services

31

Schedule 4

32

Supporting Policies and Plans for Forestry Projects

32

ii

Date	[insert date] 2008

Parties	The Provincial Government of [insert], [insert location], acting under the authority granted to it under Law No [insert relevant Law/authority] (the [insert] Government)

[Carbon Strategic Pte Ltd], incorporated under the laws of Singapore, having its registered address at 20 Cecil Street, #14-01 Equity Plaza, Singapore, 049705 (Carbon Strategic)

(each a Party and together the Parties)

Recitals

A

The Provincial Government of [insert] (the [insert province] Government]), as the [regional government] [government of an autonomous region] in the Republic of Indonesia, has the right and authority to manage natural resources including rivers, production forests and protected forests located within the Province and to carry out activities for the continued and enhanced economic prosperity, energy security and long-term protection of the climate and natural heritage of the Province.

B

Governor [insert name] (the Governor) and the [insert province] Government are committed to conserving the forestry resources and livelihoods of the people of [insert province].

C

The Minister of Forestry Regulation P.30/2009 on Procedures for Reducing Emissions from Deforestation and Forest Degradation (REDD Regulation), which governs activities to reduce emissions from deforestation and forest degradation in Indonesia, was signed by the Indonesian Minister of Forestry and entered into force on 1 May 2009.

D

Carbon Strategic is dedicated to the development of ecosystem services (including carbon sequestration and the generation of carbon dioxide (CO2) emission reductions) and securing a financial return through the sale of Environmental Benefits.

E

Carbon Strategic in collaboration with the [insert province] Government is initiating  a forestry project with the general purposes of:

(a)

avoiding destruction, deforestation, and degradation and encouraging afforestation and reforestation of some parts of the tropical rainforest in the [insert location] (Forests);

(b)

assisting and continuing to sustain communities inside and around Forest areas;

(c)

protecting and conserving flora and fauna, biodiversity, watershed and other ecosystems in the Forest; and

(d)

optimising the potential environmental services (including carbon sequestration and the generation of carbon dioxide emission  reductions and carbon credits and biodiversity and watershed protection and biodiversity and watershed credits) which arise from the project (collectively the REDD Project).

3

F

The REDD Project aims to restrict use of Forest areas to avoid destruction, deforestation and degradation and to encourage afforestation, reforestation and to assist in the continued development of the community and to protect the ecosystems and habitats of the Forest.

G

Subject to obtaining all necessary approvals from the Government of the Republic of Indonesia, Carbon Strategic offers to act as the exclusive project development partner, agent, consultant, trader and contractor to the Government of [insert province] for the Services associated with the REDD Project for the Term.

H

The purpose of this Agreement is to set out the terms under which the Parties will cooperate on the development of the REDD Project and the performance of the Services.

Operative provisions

1

Term

1.1

This Agreement will commence on the date of its execution by both Parties and will end on the date twenty (20) calendar years from that date (Term), unless earlier terminated by the Parties in accordance with this Agreement.

2

Exclusive Cooperation

2.1

The Parties agree that they will cooperate exclusively with each other to jointly develop the REDD Project in accordance with the terms of this Agreement in order to generate Environmental Benefits and CS Project Benefits.  In consideration for each of them performing their obligations under this Agreement they will share revenues from the Trade of such Environmental Benefits and CS Project Benefits.

2.2

The [insert province] Government appoints Carbon Strategic to exclusively provide the Services associated with the REDD Project as set out in Schedule 3.

3

Interests of Parties

Interests are Several

3.1

Unless the Parties otherwise agree, the obligations of each Party under this Agreement will be separate and several in proportion to their interest.  The obligations of the Parties will not be or construed to be either joint or joint and several.

No Encumbrances

3.2

A Party must not without the written consent of the other Party give or agree to give any Encumbrance over the Projects, the Carbon Services, the Ecosystem Services or its interests, other than as specified in this Agreement.

4

4

Adherence to REDD Regulation

4.1

The [insert province] Government has established a Badan Layanan Umum (BLU) for the purposes of:

(a)

acting as the Forestry Management Unit (FMU) in relation to protected forest areas within the [insert location] in accordance with clause 8;

(b)

acting as the “national entity” for the REDD Project for the purposes of the REDD Regulation (and the BLU shall act in such capacity); and

(c)

cooperating with Carbon Strategic in such capacity in the development and implementation of the REDD Project.

4.2

Carbon Strategic shall act as the “international entity” for the REDD Project for the purposes of the REDD Regulation, and shall cooperate with the BLU in such capacity in the development and implementation of the REDD Project.

4.3

The Parties will cooperate in the development and implementation of the REDD Project and in securing the necessary approvals by the Department of Forestry and other government entities for the Project.  The Parties shall also work collaboratively in securing the necessary government regulations and/or decrees to authorize and support the implementation of the REDD Project, as well as the inclusion of the relevant Forests in Indonesia’s national (or regional) REDD baseline, such that these areas are eligible to host REDD projects in accordance with the REDD Regulation.

5

Conditions Precedent

5.1

The obligations of this Agreement will not take effect until the following conditions are satisfied to the reasonable satisfaction of Carbon Strategic:

(a)

the Ministry of Forestry (and other relevant government entities, if any)  approve(s) the  Project in accordance with the REDD Regulation and agree(s) not to take any actions which may cause a detriment to the REDD Project including any change in the designation of [insert area] as a Protected Forest; and

(b)

the relevant Forests have been included in Indonesia’s national (or regional) REDD baseline, and are eligible to host REDD projects in accordance with the REDD Regulation; and

(c)

any financial regulation put in place by the Central government of Indonesia to govern the allocation of revenues from the project between the Parties or between the Parties and the various levels of government in Indonesia and/ or the community allows the REDD Project to be profitable for Carbon Strategic and the [insert province] Government, as determined by Carbon Strategic in its sole discretion.

5.2

The Parties must each use their best endeavours and work in conjunction to satisfy the conditions set out in clause 5.1.

5.3

Carbon Strategic can waive the conditions set out in clause 5.1 in writing.

5

5.4

In the event that the conditions set out  in clause 5.1 are not satisfied within [12 months] of the date of this Agreement, Carbon Strategic may immediately terminate the Agreement by written notice to the [insert province] Government without further liability for either Party.

6

Government Obligations

6.1

The [insert province] Government supports the undertaking of the REDD Project and will provide all reasonable assistance to Carbon Strategic for the purposes of implementing the REDD Project in accordance with this Agreement, including (without limitation):

(a)

comprehensive identification of the Forest area;

(b)

providing information in relation to the quality and quantity of the vegetation and forest within the Forest area;

(c)

Identifying possible impediments to the REDD Project;

(d)

assisting in discussions with those persons (including local communities and traditional land or community owners) with rights to use the Forest;

(e)

grant to Carbon Strategic (or ensure that the Central Government of Indonesia grants to Carbon Strategic)  appropriate proprietary or other rights required in order to conduct Carbon Services and other Ecosystem Services over the Forest;

(f)

providing Carbon Strategic with access to the [insert province] Government's resources (human, data and information) to assist them in assessing and monitoring the carbon baseline, deforestation rates and carbon emission reductions in the Forest and other Protected Forest areas in which Carbon Strategic and the [insert province] Government might undertake similar carbon forestry projects;

(g)

liaise with community groups in relation to the REDD Project as and when necessary or desirable in the reasonable opinion of Carbon Strategic;

(h)

on request from Carbon Strategic, do all things necessary, including (without limitation) signing any document, to assign and transfer to Carbon Strategic all rights, title and interest of the [insert province] Government, existing and future, in and to any Carbon Services (and credits) and other Ecosystem Services (or credits) arising from or otherwise related to the REDD Project, to ensure that Carbon Strategic is able to create, market and sell the Carbon Services and Ecosystem Services in accordance with this Agreement;

(i)

provide access to the Forest to Carbon Strategic and its employees, agents, contractors and invitees, for the purposes of carrying out their  obligations under this Agreement; and

(j)

any other assistance as the Parties may agree to.

6.2

The [insert province] Government must not:

(a)

undertake any activity during the Term which would be inconsistent with:

(i)

its obligations or the obligations of the FMU, BLU (or other business entity created by the [insert province] Government for the purposes of this Agreement)  under this Agreement;  and/or

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(ii)

the aims and objectives of the REDD Project; and

(b)

grant, nor consent to the grant of, any rights, concessions, or leases  which would be inconsistent or would interfere with Carbon Services and Ecosystem Services being undertaken  in the Forest; including but not limited to:

(i)

any form of mining authorisation (including kuasa pertambangan) or any recommendation letters in relation to the grant of a mining authorisation;

(ii)

any forestry license or any recommendation letters in relation to the grant of a forestry licence; or

(iii)

any plantation concession or any recommendation letters in relation to the grant of a plantation concession.

6.3

In the event that the [insert province] Government becomes aware of any permitted use, license, interest or other encumbrance over the Forest, it will immediately:

(a)

advise Carbon Strategic of such; and

(b)

take all necessary steps to terminate such use, license, interest or encumbrance.

7

Policies Plans

7.1

The [insert province] Government shall develop the following policies and plans for the REDD Project in consultation with Carbon Strategic and having regard to the matters identified in schedule 4:

(a)

Forest Land Use Policy;

(b)

Forestry Management Plan; and

(c)

Forestry Enforcement and Protection Plan.

8

Establishment of Forestry Management Unit (FMU)

8.1

The [insert province] Government must within [one month] of the signing of this Agreement establish a Forestry Management Unit (FMU) to manage the Forest under Government Regulation 6/2007, and in accordance with the REDD Regulation.

8.2

The [insert province] Government must ensure that the FMU carries out the following functions:

(a)

implement the forestry management plan (Forestry Management Plan) and the forestry enforcement and protection plan (Forestry Enforcement and Protection Plan) as described in Schedule 4;

(b)

promptly respond to any illegal logging or other illegal activity occurring in the Forest in accordance with the Forestry Enforcement and Protection Plan, and promptly report all such incidents to Carbon Strategic and the Forestry Services Team (FST);

(c)

burn or otherwise dispose of debris when required and at all times in accordance with the Forestry Management Plan and Forestry Enforcement and Protection Plan;

7

(d)

keep in good repair and condition drainage channels within the Forest (if any);

(e)

keep in good repair and condition roads, bridges, trails or grade banks within the Forest (if any);

(f)

keep in good repair and condition all firebreaks and water points within the Forest (if any);

(g)

provide all reasonably required support to any third parties which access the Forest for the purposes of carbon sequestration measurement or verification of carbon sequestration measurement, or carbon emission reductions or measurement of carbon emission reduction;

(h)

work in conjunction with the FST, in relation to the Forest;

(i)

provide the FST, Carbon Strategic and their respective employees, sub-contractors, agents and invitees access into the Forest; and

(j)

work with local police in relation to any illegal logging or other illegal activities occurring within the Forest.

8.3

The [insert province] Government must ensure that the FMU remains:

(a)

adequately staffed by suitably qualified persons; and

(b)

adequately funded, at all times in order to carry out the functions listed in clause 8.2.

9

Establishment & Duties of Forestry Services Team (FST)

9.1

The Parties agree that Carbon Strategic must, within [three (3) months] of the final approval of the REDD Project by the Ministry of Forestry and other relevant government bodies in accordance with the REDD Regulation, establish the Forestry Services Team (FST) which will work in conjunction with the FMU to assist in implementation of the REDD Project in accordance with this Project Agreement.

9.2

Carbon Strategic must ensure that the FST carries out the following functions in relation to the Forest in accordance with the REDD Regulation:

(a)

assist the FMU to implement the Forestry Management Plan and the Forestry Enforcement and Protection Plan;

(b)

assist the FMU to manage the Forest in accordance with good silvicultural practices, the Forestry Management Plan and the Forestry Enforcement and Protection Plan;

(c)

conduct regular ground surveillance of the Forest, by any appropriate means of transport including, foot, canoe, car and motorcycle;

(d)

conduct regular aerial surveillance of the Forest by either airplane or digital monitoring;

(e)

tend and otherwise care for the forest and other resources within the Forest as and when required;

(f)

undertake weed control, pest control (both insects and vertebrate) and disease control in the Forest as and when required;

8

(g)

conduct community education to reduce the possibility of illegal forestry activities or other activities that may conflict with the objectives of the Project or this Project Agreement;

(h)

monitor all Carbon Services and Ecosystem Services in relation to the Model Forest as Carbon Strategic deems appropriate;

(i)

collect and prepare any data required to create Carbon Services and carbon credits and/or Ecosystem Services or credits for such services;

(j)

comply with the requirements of any relevant regulatory authority and all laws applicable to the REDD Project and the Forest;

(k)

conduct day to day management of any geographical information system (GIS); and

(l)

undertake all other administrative activities necessary to carry out the functions listed in this clause 9.2.

10

Carbon Strategic Obligations

GIS

10.1

Carbon Strategic must procure, maintain and make available to the FST a geographic information system (GIS) to assist in the collection of data relating to the Forest.

Advances

10.2

Carbon Strategic agrees to expend and/or advance the following funds (recoverable as Expenses pursuant to clause 16) to ensure that the REDD Project is fully developed and implemented in a timely and professional fashion including:

(a)

All costs required to recruit and pay for employees of the FST.

(b)

All fees paid for carbon baseline and with and without project carbon emissions scenarios and assessments.

(c)

The costs of establishing a GPS system for the REDD Project.

(d)

Initial capital and equipment costs for the FST.

(e)

All costs of obtaining VCS & CCB methodology and project validation and certification and annual registration and certification of credits.

(f)

All cost for SARs satellite mapping and feedback for the FST.

(g)

All cost of marketing and selling carbon credits and other ecosystem services credits and creating marketable instruments

(h)

All cost to maintain the FST and to fully implement the project on an annual and on-going basis during the Term of this Project Agreement.

(i)

Costs necessary to make the [insert province] Government’s FMU viable and ensure that duties of the FMU are fulfilled directly or through a services agreement with Carbon Strategic.

9

10.3

Carbon Strategic may identify institutions able to provide initial financial support for the Project.

10.4

Carbon Strategic may contract with such institutions for the provision of finance to the Project.

10.5

When requested in writing the [insert province] Government will, within 14 days, provide in writing all required exclusive contractual documentation, approvals, assurances, and guarantees to Carbon Strategic for associated financial institution funding support for the Project.

11

Services Standards

11.1

For the avoidance of doubt, each Party shall have full discretion over the manner in which its responsibilities under this Agreement are discharged, provided that each Party agrees that it will:

(a)

perform its obligations under this Agreement:

(i)

with the due care, skill and diligence of a reasonable prudent operator;

(ii)

to a high standard; and

(iii)

in accordance with all relevant laws and authorisations, and

(b)

commit all resources necessary to perform its obligations under this Agreement.

12

Power of Attorney

12.1

The [insert province] Government hereby appoints Carbon Strategic as its due and lawful attorney for the purposes of doing any thing, signing any document and giving any undertaking in relation to the monetisation and Trading of the Environmental Benefits, Project Benefits or other GHG Reductions associated with the REDD Project for the Term.

13

Monetisation of the REDD Project

13.1

The Parties agree that Carbon Strategic will have the exclusive right to market and sell all Environmental Benefits generated by the REDD Project.

13.2

In fulfilling its obligation under clause 13.1, Carbon Strategic may, at its sole discretion, create, market and sell any Environmental Benefit or other GHG Reduction generated by the REDD Project in accordance with the VCS, CCB Standards or later whatever “compliance” or cap and trade standard is created post Kyoto Protocol after 2012.

13.3

Carbon Strategic or its nominee shall:

(a)

prepare, or arrange the preparation of, a description of the REDD Project and the proposed method of measuring the Environmental Benefits to be generated, which description is capable of being Validated in accordance with any Standard selected by Carbon Strategic;

10

(b)

obtain Validation and Verification of the REDD Project in accordance with any Standard selected by Carbon Strategic and;

(c)

cooperate with, and provide all information and assistance reasonably required by the Validator in order to obtain Validation of the REDD Project and the Verifier in order to obtain Verification of all Environmental Benefits generated by the REDD Project including providing monitoring data in accordance with the monitoring requirements under the Standard.

13.4

Carbon Strategic may (either itself or through contractors, consultants or nominees):

(a)

make any application to any authority or give any undertaking necessary to create Environmental Benefits;

(b)

employ auditors to audit and verify the creation of Environmental Benefits;

(c)

enter into any necessary administrative arrangements to create Environmental Benefits;

(d)

make any arrangements it considers reasonable regarding the Trade of Environmental Benefits;

(e)

register any Environmental Benefits; and

(f)

undertake any other actions and employ any third parties which in the opinion of Carbon Strategic are required to create Environmental Benefits.

13.5

Carbon Strategic makes no representations or warranties in relation to the marketing or Trade of Environmental Benefits generated by the REDD Project, including as to the timing or likelihood of the Trade of such Environmental Benefits, or the terms any conditions, including the price, of any such Trade.

13.6

The [insert province] Government will assist Carbon Strategic in its identification, development, implementation and monetisation of the proceeds of the REDD Project under this clause 13.  Such assistance will include, but will not be limited to;

(a)

on request from Carbon Strategic, doing all things necessary including signing any document or transfer the underlying title to Environmental Benefits, to ensure that Carbon Strategic is able to create, market and Trade such Environmental Benefits; and

(b)

any other assistance as the Parties may agree is necessary.

14

Risk Management Buffer

14.1

The Parties shall ensure that at all times a Risk Management Buffer, appropriate Project insurance or Indonesian federal and provincial Government Guarantees are maintained.

14.2

The Parties acknowledge that at least two types of “buffer” or “reserve” accounts will be utilized for the REDD Project initially. Carbon credits deposited into such accounts cannot be sold.

(i)

Buffer account: Approximately 10-30% of the carbon credits produced by the Project will be set aside and not sold to address leakage and permanency concerns of the Project pursuant to Voluntary Carbon Standards (VCS) 2008 guidelines.  Carbon Strategic will undertake a Leakage and Permanency

11

analysis for the REDD Project and recommend the percentage of credits to be initially set aside.  Later as the Project proves itself and its ability to produce carbon credits without any leakage or permanency reductions this percentage buffer can be reduced. Carbon Strategic in consultation with the [insert province] Government and FMU will determine the percentage to be set aside in the Buffer.

(ii)

Reserve Account. Twenty (20%) of the carbon credits generated by the REDD Project will be held by the VCS board in the VCS reserve account and cannot be sold.  Pursuant to VCS guidelines, 10% of the reserve credits can be released for sale every 5 years if the Project has consistently produced the number of carbon credits projected in the VCS Project certification application.

Carbon credits produced by the Project and sold after 2012 into any post Kyoto “compliance” or cap and trade market will be deposited into whatever buffer or reserve accounts may be required by such market regulations

14.3

Any Environmental Benefits not required to be retained as part of the Risk Management Buffer may be sold by Carbon Strategic.

15

Revenue Sharing

15.1

In consideration of each Party performing its obligations under this Agreement, the Parties agree that all revenues from any Trades of Environmental Benefits generated by the REDD Project (Gross Revenues) by Carbon Strategic to third party purchasers will be allocated in the following proportions:

(100%)	Total Environmental Benefits derived from the REDD Project over the Term
80% (less any Risk Management Buffer that is required to be held in Trust and Licence Fees)	The [insert province] Government.
20%	Carbon Strategic, in consideration of its fulfilment of its obligations under this Agreement (Service Fee) [and in consideration of the Expenses (Expense Fee).]

16

Fees and Costs

Service Fees

16.1

The [insert province] Government shall pay Carbon Strategic a Services Fees for the Services set out in Schedule 3 of this Agreement.

16.2

The Services Fee represents Carbon Strategic's revenue share and shall be payable at the time of the monetisation or Trade of any Environmental Benefits.

12

Licenses Fees

16.3

To the extent that Licence Fees are imposed on the Projects, these will be paid by the [insert province] Government as required by law and shall be redeemable from its share of the Gross Revenue.

Costs

16.4

Except as explicitly provided for under the terms of this Agreement, each Party will meet the cost of the negotiation and execution of its obligations under this Agreement.

Expenses

16.5

Carbon Strategic shall be entitled to claim its reasonable Expenses incurred in the performance of the Services to the [insert province] Government Projects under this Agreement prior to the distribution of the Gross Revenue.

Taxation

16.6

In the event that any Indonesian taxation authority imposes any tax or other levy on Carbon Strategic, then the revenue share set out in clause 15.1 will be adjusted to ensure that Carbon Strategic is in the same position it would have been in, and will receive the same amount of Revenue it would have received, had such tax or other levy not been imposed.

16.7

To the extent that unforeseen taxes are imposed on a Project, these will be paid by as required by law.

17

Joint Bank Account

17.1

The Parties shall establish a joint bank account with a reputable financial institution agreed to between the parties (REDD Joint Bank Account).

17.2

All Gross Revenue shall be deposited into the REDD Joint Bank Account.

17.3

At the opening of the REDD Joint Bank Account the Parties must each give to the financial institution the following irrevocable standing instructions to be effective throughout the Term:

(a)

79.9% of the Gross Revenue received into the REDD Joint Bank Account shall be electronically transferred to the nominated REDD Trust Account of the [insert province] Government within twenty-four (24) hours of being cleared for the purposes of investment into the Forest Management Plan, Forest Enforcement and Protection Plan and the [insert province] Government REDD Sustainable Development Initiatives. 10% of the Gross Revenue will be held at all times in the REDD Trust Account for the purposes of maintaining the Risk Management Buffer.

(b)

20% of the Gross Revenue received into the REDD Joint Bank Account shall be electronically transferred to the nominated account of Carbon Strategic within twenty-four (24) hours of being cleared representing the Service Fee and Expense Fee.

(c)

0.1% of the Gross Revenue received into the REDD Joint Bank Account shall remain in the REDD Joint Bank Account and shall be available to be drawn upon by the Parties for bank fees.

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17.4

Any bank fees or charges associated with the REDD Joint Bank Account shall be deducted from the Gross Revenue that remains held in the REDD Joint Bank Account for the purposes set out in clause 17.3(c).

17.5

Any interest earned by the REDD Joint Bank Account shall remain in the REDD Joint Bank Account and shall be applied for the purposes set out in clause 17.3(c).

17.6

Except where this Agreement is terminated in accordance with clause28.4, upon Termination of this Agreement, all monies held in the REDD Joint Bank Account that have not been applied for the purposes set out in clause 17.3(c) shall be shared equally between the Parties.

17.7

Where this Agreement is terminated in accordance with clause 28.4, all monies held in the REDD Joint Bank Account that have not been applied for the purposes set out in clause 17.3(c) shall be available to the Non-Defaulting party to be used to set-off any claim for loss against the Defaulting Party.  Once any set-off has been made, any remaining monies held in the REDD Joint Bank Account shall be shared equally between the Parties.

18

Compensation Payments

Compensation Payments

18.1

If required by law, the [insert province] Government will, at its own cost, from its share of Revenues, meet the cost of compensation payments to communities adjacent to, sited upon or using any portion of the Forest, for any reduction or extinguishment of the existing land use rights of such communities.

18.2

For the avoidance of doubt, except as explicitly provided for under this Agreement, the [insert province] Government shall be solely responsible for meeting the cost of any compensation payments under this clause 18 and Carbon Strategic shall not be liable for such costs.

19

Agreements, Representations and Warranties

Mutual Warranties

19.1

Each Party warrants and represents to the other Party that at the time of the execution of this Agreement and thereafter throughout the Term of this Agreement:

(a)

it is duly organised and validly existing under the laws of its governing jurisdiction and is qualified to conduct its business in that jurisdiction;

(b)

it has the power and authority to execute and deliver this Agreement and to perform its obligations under it and has taken all necessary actions to authorise the entry into and the observance and performance of its obligations under this Agreement;

(c)

it has:

(i)

all necessary government authorisations;

(ii)

access to sufficient financial resources and appropriately skilled and experienced personnel, and

(iii)

sufficient insurance;

14

necessary for the proper performance of it obligations in accordance with this Agreement;

(d)

the entry into and observance and performance of its obligations under this Agreement do not violate or conflict with or require any consent or waiver under any of the terms or conditions in its governing documents or any material contract to which it is a Party  or by which any of its assets are bound or affected, or any Applicable Law;

(e)

this Agreement constitutes a legal, valid and binding obligation on it enforceable in accordance with its terms by an appropriate legal remedy; and

(f)

it will comply with all relevant laws, regulatory requirements, standards, guidelines and codes of practice in connection with the performance of its obligations under this Agreement, and will not do or permit anything to be done which might cause or otherwise result in a breach of this Agreement or cause any detriment to the transactions herein envisaged.

19.2

Each Party further warrants and represents to the other Party that in the execution of its obligations under this Agreement:

(a)

it is not bound by an exclusivity deed, or other similar arrangement, to any alternative project developer, government or similar entity in respect of the Projects listed in Schedule 2 or any Potential Project countenanced under this Agreement; and

(b)

it will perform such obligations with all due care, skill and diligence of an reasonable prudent operator and in accordance with all relevant laws and authorisations;

(c)

except as provided for under this Agreement, it has not accepted and will not accept payment from any party other than a Party to this Agreement in relation to the Projects listed in Schedule 2 or Potential Project.

20

Fiduciary Obligations

20.1

Each Party acknowledges that it owes fiduciary obligations to each of the other Parties, including duties:-

(a)

to avoid conflicts of interest between its interests and the interests of the Parties as a whole;

(b)

to act at all times in good faith in its dealings with the Parties;

(c)

to co-operate with and act fairly and reasonably towards the Parties;

(d)

not at any time disparage or bring into disrepute the other Party or by act or omission knowingly do anything with the intention of causing harm to the other Party.

21

Meetings and Directions

21.1

The Parties to this Agreement shall meet at least once in every three (3) months during the Term and at such other times as any Party may require by giving to the other Party one (1) month prior written notice.

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21.2

At least one month before any meeting of the Parties, the Party calling the meeting shall prepare and serve an agenda setting forth the matters which it requires to be discussed at the meeting. Any other Party may within one week of receiving the agenda add such other items as it deems appropriate and must in that week serve that amended agenda upon the Party calling the meeting. The agenda and any amended agenda must specify the representatives and professional advisors (if any) proposed to attend on behalf of any Party.

21.3

Each Party shall appoint at least one representative and not more than three representatives to attend the meeting. The Chairman of the meeting shall be a representative of the Party calling the meeting. Each Party shall be entitled to have the professional advisors named in the agenda or amended agenda attend the meeting but not to have any active participation in the meeting except as advisors to the representatives of the Party requiring their attendance.

21.4

The [insert province] Government Representatives shall be entitled to attend any meeting in his/her own right or as an observer.

21.5

The Parties may jointly give all reasonable directions as they think appropriate to Carbon Strategic to facilitate the provision of the Services.

22

Records and Inspection

22.1

Carbon Strategic must keep (jointly or otherwise) and make available to the [insert province] Government for inspection at all reasonable times the following:-

(a)

full and complete records that show a true and fair view of all Trades, and all Gross Revenue received from those Trades;

(b)

minutes of all meetings between its representatives and the representatives of the [insert province] Government;

(c)

all documents relating to the accreditation and valuation and recognition of the Environmental Benefits;

(d)

and such other documentation relating to the performance of the Services.

22.2

The [insert province] Government shall be entitled to copies of all documents referred to in clause 22 and shall be provided to the [insert province] Government at the Government's expense.

23

Information

23.1

All Parties shall at all times provide all information which might be reasonably requested by another Party so as to facilitate the doing of any act or thing under this Agreement. A Party providing such information must take all reasonable steps to ensure that such information is true, complete, accurate and not misleading in any material respect.

24

Audit

24.1

Any Party may require the records referred to in clause 22 and any documentary information provided pursuant to clause 23 to be audited by an auditor appointed by it and at its expense. The other Parties shall fully cooperate with, provide all reasonable assistance to and answer all

16

questions reasonably put by that auditor. The Party appointing the auditor must require the auditor to provide a full written report on all matters the subject of the audit.

24.2

The auditor shall have access to all records and documents referred to in clause 22 and shall be entitled to copies thereof at the expense of the Party appointing him or her.

24.3

The Party appointing the auditor shall ensure that a copy of the audit report is provided promptly to the other Parties.

25

Indemnity

25.1

Each Party indemnifies the other Party and its respective directors, officers, employees, representatives and agents, against any claim or loss that may be brought against or incurred or suffered by it and which arises directly or indirectly out of any actual or alleged:

(a)

negligent or reckless act or omission;

(b)

wilful misconduct or fraud; or

(c)

breach or non-observance of this Agreement (including where any representation or warranty given under this Agreement is false, inaccurate or misleading) or of any applicable law or authorisation,

committed by such Party.

25.2

It is expressly agreed that Carbon Strategic will not be liable for:

(a)

any failure by Carbon Strategic or its nominees to:

(i)

secure Validation or Verification; or

(ii)

market or Trade Environmental Benefits generated by the REDD Project,

not caused by Carbon Strategic's wilful misconduct, negligence or fraud.

(b)

any damages attributable to incorrect or misleading information that Carbon Strategic may have received from a third party and upon which it was reasonably entitled to rely; and

(c)

any delay in performance of the its obligations under this Agreement caused by a Force Majeure Event.

26

Confidentiality and Security of Information

26.1

For the purposes of this clause26, "Confidential Information" means the terms and conditions of this Agreement and all information provided by one party to another Party in accordance with the provisions of this Agreement, including but not limited to, information concerning the business and affairs of a Party and its affiliates and customers, any analysis, information, pricing or other information.

26.2

The Confidential Information will be kept secure, private and confidential by both Parties.

17

26.3

Neither Party will, without the prior written consent of the other party, disclose or use the Confidential Information other than in connection with this Agreement, or in any way that would be detrimental to the other Party.

26.4

The Parties may only reveal the Confidential Information to their employees, agents, contractors, representatives, affiliates and advisers who need to know the Confidential Information and who are aware of the confidentiality obligations set out in this clause 26.

26.5

Both Parties will protect any Confidential Information disclosed pursuant to this Agreement using the same security measures and standard of care that they would apply to safeguard their own Confidential Information.

26.6

Subject to any applicable regulatory or legal requirements, the Confidential Information will be returned to the Party that provided such Confidential Information promptly upon request.

Permitted Disclosure

26.7

The obligations of the parties under this clause 26 shall not apply to any Confidential Information that:

(a)

is known to, or in the possession of, either Party prior to the disclosure of that Confidential Information;

(b)

is or becomes publicly known otherwise than pursuant to breach of this Agreement by either Party;

(c)

is required to be disclosed in proceedings before any court or tribunal arising out of, or in connection with, this Agreement; or

(d)

is required to be disclosed by:

(i)

any relevant authority under any law, authority, administrative guidelines, directive, request or policy, whether or not having force of law; or

(ii)

any stock exchange on which a party to this Agreement or its affiliates are listed or any Registry on which Units generated by the Project(s) are listed; or

(e)

is required to be disclosed to the administrator of a Standard or the International Rules; or

(f)

is required to be disclosed to an actual or prospective third party purchaser of Units generated by the Project(s) or an actual or prospective third party investor undertaking legal due diligence on the Project and/or the Parties.

Damages are an Insufficient Remedy

26.8

Each Party acknowledges that money damages would not be a sufficient remedy for breach of this clause 26 by the other party and that, in addition to any other remedies (which may include money damages) available to both Parties either in law or equity, both parties shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any breach of this clause 26.

Clause to Continue to Bind Parties

26.9

This clause 26 will continue to bind the Parties after the date of termination of this Agreement for a period of two (2) years, or such other period as the Parties may agree in writing.

18

27

Intellectual Property

27.1

Each Party acknowledges and agrees that, except for the rights expressly provided for in this Agreement and any rights otherwise agreed upon between the Parties, neither Party shall acquire any rights, title or interest in or to any pre-existing Intellectual Property Rights of the other Party including without limitation any tools and any methodologies used by the Parties in the performance of this Agreement.

28

Breach and Termination

Breach

28.1

Unless it is demonstrated that the relevant event was caused by a Force Majeure Event, the occurrence at any time with respect to a Party (Defaulting Party) of any of the following events constitutes an Event of Default:

(a)

a failure by a Party to make, when due, any payment required to be made by it under this Agreement;

(b)

any representation or warranty made by a Party in connection with this Agreement is or becomes untrue, inaccurate or misleading;

(c)

any necessary licence, authorisation or consent of a Party is revoked, not renewed or suspended, or any applicable conditions are not complied with;

(d)

a breach by either Party of any of its obligations under this Agreement as a result of negligence or misconduct; and

(e)

cumulative Degradation of greater than [25%] of the Forest as a result of either Party not performing, failing to implement, or otherwise breaching, a Forestry Management Plan or Forestry Enforcement and Protection Plan.

28.2

A Party must immediately upon becoming aware that an Event of Default has occurred give notice of the Event of Default to the other Parties specifying the relevant Event of Default (Default Notice).  Such notice shall specify:

(a)

the Event of Default;

(b)

details of any loss suffered by the Non-Defaulting Party as a direct or indirect result of the Event of Default; and

(c)

calculation of any loss suffered by the Non-Defaulting Party as a direct or indirect result of the Event of Default.

28.3

Where a Defaulting Party delivers or receives a Default Notice and within sixty (60) Business Days of the date of the Default Notice cures such Event of Default, the Party not in default (Non-Defaulting Party) may still claim reasonable loss as a result of the cured Event of Default from any Revenue payable to the Defaulting Party.

Termination

28.4

Where an Event of Default is not cured under clause 28.3, the Non-Defaulting Party may, at its sole discretion:

19

(a)

suspend part or all of any future payments due to the Defaulting Party under this Agreement, to the extent that such payment relates to the Event of Default;

(b)

require the Defaulting Party to repay part or all of any payment made to it under this Agreement to the extent that such payment relates to the Event of Default; or

(c)

terminate this Agreement.

29

Force Majeure

Force Majeure Notice

29.1

If a Party (Affected Party) is, or anticipates it will be, unable to perform an obligation under this Agreement due to the occurrence of a Force Majeure Event, it must provide the other Party (Non-Affected Party) with written notice providing full details of the Force Majeure Event (Force Majeure Event Notice) within three (3) Business Days of becoming aware of such Force Majeure Event.

29.2

The Force Majeure Event Notice must specify the nature and likely duration of such Force Majeure Event, and the extent of the damage or destruction caused by the Force Majeure Event.

Effect of Force Majeure Event

29.3

If an affected Party is unable to perform an obligation under this Agreement due to the occurrence of a Force Majeure Event, such non-performance (and any corresponding or related performance obligation of the other Party):

(a)

will be excused during the time and to the extent that performance is prevented, wholly or in part, by the Force Majeure Event; and

(b)

will not give rise to any liability to a Non-Affected Party for any losses or damages arising out of, or in any way connected with, such non-performance.

29.4

Neither Party will be relieved by a Force Majeure Event of any obligation hereunder which it remains able to fulfil notwithstanding the occurrence of such Force Majeure Event, including any obligation to provide any notice pursuant to this Agreement.

29.5

If by reason of a Force Majeure Event the Affected Party is unable to perform any obligation or condition required by this Agreement to be performed and that non-performance continues for a period of one hundred and eighty (180) days after the date of the Force Majeure Notice without the Parties being able to negotiate a mutually acceptable alternative means of giving effect to the objectives of this Agreement by the end of that period, the Affected Party may:

(a)

suspend part or all of any future payments owed under this Agreement; or

(b)

terminate its rights and obligations under this Agreement by written notice to the Non-Affected Party.

29.6

Neither party will be relieved by a Force Majeure Event from performing any obligation under this Agreement which it remains able to fulfil notwithstanding the occurrence of a Force Majeure Event, or the right of a Party to seek remedies for breach of this Agreement for non-performance of such obligations, including any obligation to provide any notice pursuant to this Agreement.

20

30

Market Change and Change in Law

30.1

This Project Agreement is being entered into at a time of regulatory and market uncertainty.  If market conditions, including the price for carbon credits are not as projected, if Voluntary Carbon Standards (VCS)  or Climate, Community and Biodiversity (CCB) Standards change significantly, if compliance or cap and trade markets do not develop in the time frame or with the flexibility envisioned (Market Change), the [insert province] Government and  Carbon Strategic will work together in good faith to vary this Agreement to accommodate the Market Change and give effect to the objectives of the Project and the terms of this Agreement.

30.2

Where there occurs any change in the laws of Indonesia and/or any International Rules which may affect the Projects, or which may require a Party to take steps in order to apply the same, as a result of which:

(a)

it becomes impossible for a Party of the Parties to perform their material obligations or enforce its or their material rights under this Agreement in its current form; or

(b)

this Agreement is required to be amended for the purposes of obtaining approval for the Project either under domestic law, International Rules or pursuant to a Standard;

Together (Change in Law), the Parties agree to vary this Agreement, only to the extent necessary or appropriate, so that the Parties can comply with the Change in Law and give effect to the objectives of the Project and the terms of this Agreement.

30.3

Without prejudice to clause 30.1, the Parties agree that it is their intention that this Agreement should continue and not come to an end and be deemed to be void or voidable in accordance with the doctrine of frustration or any other legal theory or otherwise as a result of any Market Change or Change in Law.

31

Notices

General

31.1

A notice, demand, certification, process or other communication relating to this document must be in writing in English and may be given by an agent of the sender.

How to give a communication

31.2

In addition to any other lawful means, a communication may be given by being:

(a)

personally delivered; or

(b)

A hard copy left at the party’s current address for notices; or

(c)

sent to the party’s current address for notices by pre-paid ordinary mail or, if the address is outside Australia, by pre-paid airmail.

Particulars for delivery of notices

31.3

The particulars for delivery of notices for Carbon Strategic are:

Address: Level 31, RBS Tower, Aurora Place, 88 Phillip Street, Sydney, New South Wales 2000, Australia

Fax: +612 8211 0555

21

Attention: Jeff Flood  (jflood@carbon-strategic.com)

31.4

The particulars for delivery of notices for the [insert province] Government are:

Address: [insert]

Fax: [insert]

Attention: [insert]

31.5

Each party may change its particulars for delivery of notices by notice to each other party.

Communications by post

31.6

A communication is given if posted:

(a)

within Australia to an Australian address, three Business Days after posting; or

(b)

in any other case, ten Business Days after posting.

Communications by fax

31.7

A communication is given if sent by fax, when the sender’s fax machines produces a report that the fax was sent in full to the addressee.  That report is conclusive evidence that the addressee received the fax in full at the time indicated on that report.

After hours communications

31.8

If a communication is given:

(a)

after 5.00pm in the place of receipt; or

(b)

on a day which is a Saturday, Sunday or bank or public holiday in the place of receipt,

it is taken as having been given at 9.00 am on the next day which is not a Saturday, Sunday or  bank or public holiday in that place.

Process Service

31.9

Any process or other document relating to litigation, administrative or arbitral proceedings relating to this document may be served by any method contemplated by this clause 31 or in accordance with any applicable law.

32

General

Assignment and Delegation

32.1

The [insert province] Government may not assign, novate or otherwise transfer its rights or obligations under this Agreement to any third party without the written consent of Carbon Strategic.

32.2

Carbon Strategic may transfer its interest in this Agreement to any third party by written notice to the [insert province] Government.

32.3

Either Party shall have the right at any time and from time to time during the term to appoint or replace its Representative, delegate, agent or attorney to do anything on its behalf or exercise any power of attorney that it might have and give any instruction or undertaking to

22

sign any document on its behalf or pursuant to any power conferred on it or to give any promise or undertaking.

Waiver of Sovereign Immunity

32.4

Each Party irrevocably agrees that, to the extent that it or any of its assets or property has or may acquire any right of immunity as against the other Party or any other person from legal proceedings to enforce or collect upon this Agreement or related to any of its other liabilities or obligations in connection with this Agreement, it hereby expressly and irrevocably waives, and agrees not to assert, any such immunity.

32.5

The [insert province] Government acknowledges and agrees that its entry into this Agreement, and the carrying out of the transactions contemplated by this Agreement, are commercial in nature and accordingly the [insert province] Government is not entitled to any sovereign immunity in respect of its obligations under or arising out of this Agreement.

Governing Law

32.6

This Agreement is governed by and shall be construed in accordance with the Laws of the Republic of Indonesia.

32.7

The Parties agree to waive Article 1266 of the Indonesian Civil Code to the extent such article requires court approval to effect a termination of this Agreement.

Dispute Resolution

32.8

The Parties must attempt in good faith to resolve promptly, by negotiations, any dispute arising in respect of this Agreement.

32.9

If the dispute has not been resolved by negotiations within thirty (30) days, the Parties must submit the dispute to be finally settled by arbitration in Singapore under the Rules of Arbitration of the Singapore International Arbitration Centre (the Rules).

32.10

The arbitration tribunal must consist of three arbitrators, each of whom has been appointed in accordance with the Rules. The arbitrators must render a written opinion in English supporting their decision. The English language must also be used in all arbitral proceedings and related documentation. The award of the arbitration tribunal will be final and binding on each of the Parties and may be enforced, if necessary, in any court of competent jurisdiction.

Entire Agreement

32.11

This Agreement supersedes any previous agreements agreed to between the parties in relation to the Projects or Proposed Projects.

Language

32.12

This Agreement is drafted in both English and Bahasa Indonesian versions.  To the extent of any inconsistency, the English version shall prevail.

Amendment

32.13

This Agreement may only be amended by agreement in writing signed by both Parties.

Rights are Cumulative

32.14

The rights, powers and remedies of each Party under this Agreement are cumulative and not exclusive of any rights, powers or remedies which may exist at law.

23

Execution

This Agreement is made and signed in [insert province] on [insert date] 2009 without any duress or force from any parties, made in English and Bahasa Indonesia in two copies, duly stamped and legally binding.

Signed for and on behalf of
Carbon Strategic Pte Ltd
by its duly authorised representative

Signature of authorised representative	Signature of witness

Name of authorised representative	Name of witness
(please print)	(please print)

Signed for and on behalf of
The Government of the Province of [insert province]
by its duly authorised representative

Signature of authorised representative	Signature of witness

Name of authorised representative	Name of witness
(please print)	(please print)

24

Schedule

Definitions and Interpretation

Interpretation

In this Agreement, unless the context indicates a contrary intention:

(a)

headings are for convenience only and do not affect interpretation;

(b)

the expression "person" includes an individual, the estate of an individual, a corporation, an authority, an association or a joint venture (whether incorporated or unincorporated), a partnership and a trust;

(c)

a reference to any party includes that party's executors, administrators, successors and permitted assigns, including any person taking by way of novation and, in the case of a trustee, includes any substituted or additional trustee;

(d)

a reference to any document (including this Agreement) is to that document as varied, novated, ratified or replaced from time to time;

(e)

a reference to any statute or to any statutory provision includes any statutory modification or re-enactment of it or any statutory provision substituted for it, and all ordinances, by-laws, regulations, rules and statutory instruments (however described) issued under it;

(f)

words importing the singular include the plural (and vice versa), and words indicating a gender include every other gender;

(g)

references to parties, clauses, schedules, exhibits or annexures are references to parties, clauses, schedules, exhibits and annexures to or of this Agreement, and a reference to this Agreement includes any schedule, exhibit or annexure to this Agreement;

(h)

where a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning; and

(i)

the word "includes" in any form is not a word of limitation.

Definitions

In this Agreement, unless the context requires otherwise, capitalised Terms have the definitions provided below:

[insert province] means.

Affected Party has the meaning given to the term in clause 29.1.

Authorisation means, in respect of a Party:

(a)

any authorisation, approval, licence, permit, consent, qualification, accreditation, filing, registration, certificate, resolution, direction, declaration or exemption issued or granted by any Government Agency, including any renewal or variation thereof; or

(b)

for anything which a Government Agency may prohibit or restrict within a specified period, the expiry of that period without intervention or other action by that Government Agency.

25

Business Day means any day other than a weekend day or a public holiday, in which banks in both of Sydney and Jakarta are open for business.

Carbon Dioxide Equivalent or CO2-e means the base reference for measuring GHG Reductions, taking into account the determination of the Global Warming Potential of Greenhouse Gases in comparison to a similar amount of carbon dioxide.

Climate, Community and Biodiversity Alliance means the partnership of the same name of companies and non-government organisations seeking to leverage policies and markets to foster the development of forest protection, restoration and agroforestry projects around the world that deliver significant climate, local community and biodiversity benefits.

Climate, Community and Biodiversity Standards or CCB Standards mean the standards developed by the Climate, Community and Biodiversity Alliance to identify and promote the development of projects that simultaneously address climate change, support local communities and conserve biodiversity.

Convention means the United Nations Framework Convention on Climate Change adopted in New York on 9 May 1992.

CS Project Benefits means Environmental Benefits, forestry products and other products that are generated from the REDD Project and are commercialised by Carbon Strategic.

Default Notice means a notice of the occurrence of an Event of Default delivered by a Non-Defaulting Party to a Defaulting Party under clause 28.2.

Defaulting Party means a Party in respect of which an Event of Default has occurred, as set out in clause 28.2.

Ecosystem Service means any marketable ecosystem benefit including but not limited to biodiversity, water and community benefits derived from any Project Area, other than Emission Reductions.

Emission Reduction means any right, interest, credit entitlement, benefit or allowance to emit (at present or in the future) Greenhouse Gases under any voluntary, regulatory or legal regime arising from or in connection with any removal, limitation, reduction, avoidance, sequestration or mitigation or conservation of one or more metric tonnes of emissions of Carbon Dioxide Equivalent from the atmosphere and includes CERs and VERs.

Environmental Benefits means Emission Reductions and Ecosystem Services.

Event of Default has the meaning given to it in clause 28.1.

Expenses means all expenses of whatsoever kind or nature properly and reasonably incurred by Carbon Strategic in the course of providing the Services, including without limitation all fees of the External Consultants, legal and accounting fees, air travel, accommodation expenses and commissions but not including any Taxes.

External Consultant means Persons that are engaged by Carbon Strategic to assist it in providing the Services.

Force Majeure Event means any circumstance or delay beyond the reasonable control of a party which prevents that party from performing or carrying out any obligation under this Agreement either indefinitely or within the time set forth for the carrying out of such obligation in this Agreement. Without limiting the circumstances which might constitute a Force Majeure Event, they shall include any relevant circumstance or delay arising out of any

26

industrial action, fire, war, terrorist act, explosion, civil commotion, change of government, malicious damage, storm, flood, tempest, earthquake, tidal wave or legal enactment.

Force Majeure Event Notice has the meaning given to the term in clause 29.1.

Forestry Enforcement and Protection Plan means a plan for the protection of forest areas covered by a Project, as further defined in Schedule 4.

Forestry Management Plan means a plan for the management of any forest subject to a Project Agreement, as further defined in Schedule 4.

Forest Project Area means the land in respect of which the REDD Project will be conducted, as set out in Schedule 2.

Greenhouse Gas or GHG means any of carbon dioxide, methane, nitrous oxide, hydrofluorocarbons, perfluorocarbons and sulphur hexafluoride, and any other substance recognised as a greenhouse gas under the International Rules.

GHG Reduction means the removal, limitation, reduction, avoidance, sequestration or mitigation of one metric ton of emissions of GHGs measured in CO2-e from the atmosphere.

Global Warming Potential means the estimate of the atmospheric warming resulting from the release of a unit mass of a particular Greenhouse Gas, in relation to the warming resulting from the release of the same amount of carbon dioxide, as accepted by the Convention or as subsequently revised in accordance with Article 5 of the Kyoto Protocol.

Government Agency means:

(a)

a government, whether foreign, federal, state, territorial or local;

(b)

a department, office or minister of a government acting in that capacity; or

(c)

a commission, delegate, instrumentality, agency, board, or other governmental, semi-governmental, judicial, administrative, monetary or fiscal authority, whether statutory or not.

Governor means [insert name] of [insert province]

Government Guarantee means the [insert province] Provincial Government takes full responsibility to ensure that all Indonesian federal and provincial government liscences, approvals, endorsements, assurances and underwriting are in place and valid at all times during the Term to protect Carbon Strategic’s exclusive Project development and Trading rights for the Projects, as delineated in this Project Development Agreement, for the Term.

Gross Revenues means revenues received from the Trade of Environmental Benefits generated by The [insert province] Government Projects in furtherance of this Agreement, as set out in clause 15.1, excluding any sales of Environmental Benefits from the Risk Management Buffer.

Indonesia means the Republic of Indonesia.

International Rules means the Convention, the Kyoto Protocol, any relevant decisions, guidelines, modalities and procedures made pursuant to them (including decisions of the CDM Executive Board) and of successor international agreements or supplementary international agreements or decisions regarding Greenhouse Gas emissions and which include those rules specifically required to be met for the issuance of CERs and the forwarding of CERs by the CDM Executive Board.

27

Kyoto Protocol means the optional protocol to the Convention adopted at the Third Conference of the Parties to the Convention in Kyoto, Japan on December 11, 1997

Law means at any time during the Term all applicable legislation, treaties, by-laws, rulings, regulations, codes, judgements, conventions, protocols, rules of underlying law, rules of common law and equity, rules of any exchange applying to any Trade and any regulations or subordinate legislation made under these laws and means where applicable that law as amended, consolidated, supplemented or replaced and also includes all customary law of The Republic of Indonesia.

Leakage means the displacement of Greenhouse Gas emissions from one location to another as a result of action to reduce or mitigate emission at the first location.

National Baseline means a baseline calculated by the Government of Indonesia for Indonesia's emissions of greenhouse gases.

Non-Affected Party has the meaning given to the term in clause 29.1.

Non-Defaulting Party means a Party not in default of this Agreement, as set out in clause 28.3.

Permanence means the property of being able to exist for an indefinite duration and when applied to the Projects reflects a criteria that is used to measure quality and eligibility of the Projects to create Environmental Benefits and measure whether the Project is temporary or permanent in nature. To be issued CER’s and VER’s and achieve a Trade the Project must demonstrate Permanence.

Pre-Registration VERs means VERs generated by the Project prior to the date of Registration of that Project.

Project Area means the land in respect of which the Project will be conducted, as set out in Schedule 2.

REDD means Reduction of Emissions from Deforestation and Forest Degradation in Developing Countries, as described by the Conference of Parties to the Convention in Decision 1/CP.13, in its thirteenth session, held at Bali from 3-15 December 2007 and as revised in subsequent decisions of the COP.

REDD Joint Account means a Bank account to be opened in the joint names of Carbon Strategic and [insert province] Government or their agents to be maintained during the Term and into which shall be paid the Gross Revenue.

REDD Project means the REDD Project identified in schedule 2 of this Agreement.

REDD Sustainable Development Initiatives means investment of the [insert province] Government Revenue into the Forest Management Plan, Forest Enforcement and Protection Plan, and development initiatives such as, but not limited to, housing, health, education, clean water, agriculture, employment and other social equity projects in the Province of [insert province] for the benefit of the [insert province] people.

Registration means the formal acceptance by the CDM Executive Board of a Validated Project as a CDM project activity and Registered has a corresponding meaning.

Registry means a register nominated by Carbon Strategic for the holding of Environmental Benefits under this Agreement and/or Project Agreements in pursuant to a Standard.

28

Representative of Carbon Strategic means any individual who from time to time is the chairman, as authorized by the express written authority of the Carbon Strategic Board, of Carbon Strategic or such other individual as the chairman of Carbon Strategic may by written notice to [insert province] Government nominate as its representative.

Representative of [insert province] Government means any individual who from time to time is the Governor of [insert province] or such other individual as the Governor of [insert province]has authorized by written notice to Carbon Strategic to represent [insert province] Government.

Risk Management Buffer or RMB has the meaning given to it in clause 14.1.

Rules means the Rules of Arbitration of the Singapore International Arbitration Centre.

Services means the Services as set forth in Schedule 3.

Service Fees means in respect to each Trade of the Environmental Benefits the total amount of 10% of the Gross Revenue from such Trade. The service fee is net of expenses in carrying out the services.

Standard means a verification protocol and standard for the Validation and Verification of Environmental Benefits.

Successor Mechanism means any mechanism succeeding the Clean Development Mechanism under which CERs or successor GHG Reductions, including GHG Reductions from REDD, may be generated and traded.

Taxes means direct or indirect taxes whether imposed on income or otherwise under any Law.

Term means the Term of this Agreement, as set out in clause 1.1.

Trade means each and every transaction throughout the Term whereby consideration is received from a Consumer for the supply and transfer of ownership of the Carbon Credits and Biodiversity Credits to the Consumer.

Trust Account means a trust account to be managed by the [insert province] Government to provide collateral for any potential loss of Environmental Benefits associated with Forestry Projects as part of the Risk Management Buffer.

Validation means the process of independent evaluation of the Project by a Validator pursuant to requirements for eligibility under the Standard.  A reference to the word Validate or Validated in this Agreement is a reference to the process of Validation.

Verified Emission Reduction or VER means all legal and beneficial title and interest in Environmental Benefits generated by the Project Verified and Validated by a Verifier and Validator, as appropriate, in accordance with the Standard and the terms of this Agreement.

Validator means an entity accredited in accordance with the Standard as being qualified to evaluate and confirm the compliance of a proposed Project in accordance with the Standard.

Verifier means an entity accredited in accordance with the Standard as being qualified to evaluate the number of Environmental Benefits generated by the Project in a certain period.

Verification means the periodic independent review and ex post determination by a Verifier of Environmental Benefits that have been generated during a certain period as a result of the Project being carried out in accordance with the Standard.  A reference to the word Verify or Verified in this Agreement is a reference to the process of Verification.

29

Schedule

Project Description and Project Area

INDONESIA

Client Name	Date Agreement Signed	Project Size	Signed by
			Client	Carbon Strategic
Central SumbaKabupaten	13-Aug-10	92,603 ha	Drs Umbu S Pateduk, Bupati	Charles Jackson, Bus Dev Director
Sambas Regency	18-Mar-10	65,000 ha	Ir Burhanuddin A Rasyid, Regent	Charles Jackson, Bus Dev Director
Gayo Liues Kabupaten	10-Mar-10	487,670 ha	H Ibnu Hasim S Sos MM, Bupati	Charles Jackson, Bus Dev Director
Sinjunjung	22-May-10	85,677 ha	Dr Faizel A E, Bupati	Charles Jackson, Bus Dev Director
Sorong	15-Nov-10	304,209 ha	Dr Stepanus Malak, Regent	Charles Jackson, Bus Dev Director

*Hectare is a metric unit of area equal to 100 ares or 2.471 acres.

30

Schedule

Services

[insert description of services e.g.:

•

Project sourcing and development;

•

Building owning and operating plant and equipment;

•

Facilitating project finance;

•

Commoditising and trading Environmental benefits

•

[other]]

31

Schedule

Supporting Policies and Plans for Forestry Projects

Spatial Planning

1.

Where a Project developed under this Agreement is a Forestry Project, the [insert province] Government will develop, implement and enforce a new forest land use policy for [insert province] which shall permit and facilitate the uses envisaged under this Agreement.

2.

The Parties acknowledge that changes in the classification of land area falling within the Project Area of a Forest Project may have an adverse effect on the Project, and the likely Environmental Benefits to be generated by the Project.  The [insert province] Government agrees that it will not change the forest classification or spatial layout classification of any area forming part of the Project Area for a Forest Project without the prior approval of Carbon Strategic.

Forestry Management Plan

3.

The [insert province] Government must, in consultation with Carbon Strategic, develop and implement a plan (Forestry Management Plan) for any forestry areas covered by a Forestry Project, which must include comprehensive frameworks and standards for the:

(a)

management and control of pests (whether vertebrate, insect or invertebrate) and weeds;

(b)

management and control of disease and wild fire or other fire;

(c)

management of the effects of natural occurrences within the Project Area, including, but not limited to storm damage and flood damage, which may affect the forest;

(d)

management of any contractors entering onto the Project Area;

(e)

management of access to the Project Area by third parties; and

(f)

management of other resources in relation to the Project Area;.

Law Enforcement

4.

The [insert province] Government must, in consultation with Carbon Strategic, for each Forest Project, develop and implement a plan for the protection of forestry areas covered by each Project Agreement (Forestry Enforcement and Protection Plan), which must include, in respect of the Project Area:

(a)

response plans for fires whether wildfire or otherwise;

(b)

management plans for illegal logging and trespass;

(c)

response procedures for illegal logging;

(d)

response procedures for illegal trespass;

(e)

management plans for any other hazards or risks presented by the Project Area; and

(f)

a disaster management plan.

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5.

The [insert province] Government must promptly take any action reasonably within its power to prevent and punish any illegal logging, encroachment or other illegal activities occurring within the Project Area.

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